                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                      Date of Report:  February 11, 1997



                             PACIFIC TELESIS GROUP



A Nevada                     Commission File                I.R.S. Employer
Corporation                     No. 1-8609                   No. 94-2919931



              130 Kearny Street, San Francisco, California 94108





                        Telephone Number (415) 394-3000




























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Form 8-K                                                 Pacific Telesis Group
February 11, 1997



Item 7.  Financial Statements and Exhibits
-------------------------------------------

(c)  Exhibits:

     The exhibit listed below relates to Registration Statement No. 33-50897 on Form S-3 of the registrant and is filed herewith for incorporation by reference in such Registration Statement.

     Exhibit
     Number         Description
     -------        -----------

     99             Prospectus   supplement  for  the  Pacific  Telesis  Group
                    Shareowners Dividend Reinvestment and Stock Purchase Plan.




































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


Form 8-K                                                 Pacific Telesis Group
February 11, 1997





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                   Pacific Telesis Group




February 11, 1997                  By: /s/R. W. Odgers
                                   -------------------------
                                   R. W. Odgers
                                   Executive Vice President, General Counsel
                                   & Secretary



























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




                                 EXHIBIT INDEX

The exhibit listed below relates to Registration Statement No. 33-50897 on Form S-3 of the registrant and is filed herewith for incorporation by reference in such Registration Statement.

     Exhibit
     Number      Description
     -------     -----------

     99          Prospectus   supplement   for  the   Pacific   Telesis  Group
                 Shareowners Dividend Reinvestment and Stock Purchase Plan.










































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